UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2015

NovoCure Limited

(Exact name of registrant as specified in its charter)

Jersey (Channel Islands)	001-37565	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Le Masurier House La Rue Le Masurier St. Helier, Jersey		JE2 4YE
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +44 (0)15 3475 6700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. to Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Sub-Plans under the 2015 Omnibus Incentive Plan

On December 17, 2015, the Compensation Committee of the Board of Directors of NovoCure Limited (the “Company”) ratified and adopted the Sub-Plan for Grantees Subject to Israeli Taxation and the Sub-Plan for Switzerland (each, a “Sub-Plan”), together with forms of stock option award agreements for Israel, Switzerland and Japan (each, an “Award Agreement”). Each Sub-Plan and Award Agreement was adopted under the Company’s 2015 Omnibus Incentive Plan (the “Plan”) in order to meet country-specific legal and tax requirements.

A summary of the material terms of the Plan is set forth in the Company’s Amendment No. 2 to Form S-1 Registration Statement filed with the Securities and Exchange Commission on October 1, 2015 under the section entitled “2015 omnibus incentive plan”, beginning on page 137, and is incorporated herein by reference. That summary and the foregoing description are qualified in their entirety by reference to the text of the Plan, each Sub-Plan, each Award Agreement and the other forms of grant notice and award agreements under the Plan, which are filed as Exhibits 10.1 through 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	2015 Omnibus Incentive Plan, including 2015 Omnibus Incentive Plan Sub-Plan for Grantees Subject to Israeli Taxation and 2015 Omnibus Incentive Plan Sub-Plan for Switzerland

10.2	Form of Incentive Stock Option Agreement pursuant to the 2015 Omnibus Incentive Plan for use in connection with the 2015 Omnibus Incentive Plan Sub-Plan for Grantees Subject to Israeli Taxation (non-102(b) grants)

10.3	Form of Incentive Stock Option Agreement pursuant to the 2015 Omnibus Incentive Plan for use in connection with the 2015 Omnibus Incentive Plan Sub-Plan for Grantees Subject to Israeli Taxation (102(b) grants)

10.4	Form of Stock Option Award Agreement based on the 2015 Omnibus Incentive Plan for use in connection with the 2015 Omnibus Incentive Plan Sub-Plan for Switzerland

10.5	Form of Incentive Stock Option Agreement pursuant to the 2015 Omnibus Incentive Plan for use in Japan

10.6 *	Form of Non-Qualified Stock Option Agreement pursuant to the 2015 Omnibus Incentive Plan (U.S. individuals) is incorporated by reference to Exhibit 10.17 of the Company’s Amendment No. 1 to Form S-1 Registration Statement filed on September 21, 2015

10.7 *	Form of Incentive Stock Option Agreement pursuant to the 2015 Omnibus Incentive Plan (U.S. individuals) is incorporated by reference to Exhibit 10.18 of the Company’s Amendment No. 1 to Form S-1 Registration Statement filed on September 21, 2015

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovoCure Limited

(Registrant)

Date: December 22, 2015

By:	/s/ Wilco Groenhuysen
Name: Wilco Groenhuysen
Title: Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
10.1	2015 Omnibus Incentive Plan, including 2015 Omnibus Incentive Plan Sub-Plan for Grantees Subject to Israeli Taxation and 2015 Omnibus Incentive Plan Sub-Plan for Switzerland

10.2	Form of Incentive Stock Option Agreement pursuant to the 2015 Omnibus Incentive Plan for use in connection with the 2015 Omnibus Incentive Plan Sub-Plan for Grantees Subject to Israeli Taxation (non-102(b) grants)

10.3	Form of Incentive Stock Option Agreement pursuant to the 2015 Omnibus Incentive Plan for use in connection with the 2015 Omnibus Incentive Plan Sub-Plan for Grantees Subject to Israeli Taxation (102(b) grants)

10.4	Form of Stock Option Award Agreement based on the 2015 Omnibus Incentive Plan for use in connection with the 2015 Omnibus Incentive Plan Sub-Plan for Switzerland

10.5	Form of Incentive Stock Option Agreement pursuant to the 2015 Omnibus Incentive Plan for use in Japan

10.6 *	Form of Non-Qualified Stock Option Agreement pursuant to the 2015 Omnibus Incentive Plan (U.S. individuals) is incorporated by reference to Exhibit 10.17 of the Company’s Amendment No. 1 to Form S-1 Registration Statement filed on September 21, 2015

10.7 *	Form of Incentive Stock Option Agreement pursuant to the 2015 Omnibus Incentive Plan (U.S. individuals) is incorporated by reference to Exhibit 10.18 of the Company’s Amendment No. 1 to Form S-1 Registration Statement filed on September 21, 2015

*	Previously filed.